INCOME TAXES	3 Months Ended	12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012
Income Taxes
INCOME TAXES

Note 7—Income taxes

Our effective tax rate for the three months ended December 31, 2012 is lower than the U.S. federal statutory tax rate primarily due to the amount of income earned in foreign tax jurisdictions that is taxed at lower rates than the U.S. federal statutory tax rate.

Our effective tax rate for the three months ended December 31, 2012 was 30% as compared to 29% for the year ended September 30, 2012. The annual effective tax rate for fiscal 2012 reflected the U.S. federal research and development credit generated through December 31, 2011, the date on which the credit expired, in addition to being decreased by the favorable resolution of tax matters with various tax authorities which was offset by additional U.S. taxes from receipt of a foreign dividend.

The amount of unrecognized tax benefits was $8.3 million as of December 31, 2012 and $8.3 million as of September 30, 2012, exclusive of interest and penalties. At December 31, 2012, the amount of unrecognized tax benefits from permanent tax adjustments that, if recognized, would favorably impact the effective rate was $6.4 million. During the next 12 months, it is reasonably possible that resolution of reviews by taxing authorities, both domestic and international, could be reached with respect to approximately $4.9 million of the unrecognized tax benefits depending on the timing of examinations, expiration of statute of limitations, either because our tax positions are sustained or because we agree to their disallowance and pay the related income tax.

We are subject to ongoing audits from various taxing authorities in the jurisdictions in which we do business. As of December 31, 2012, the tax years open under the statute of limitations in significant jurisdictions include 2007-2011 in the U.K., 2007-2011 in New Zealand and 2008-2011 in the U.S. We have effectively settled all tax matters with the IRS for fiscal years prior to fiscal year 2011. We believe we have adequately provided for uncertain tax issues that have not yet resolved with federal, state and foreign tax authorities.

Note 12—Income taxes

Significant components of the provision for income taxes are as follows:

	Years ended September 30,
(in thousands)	2012	2011	2010	2009

		(As restated)	(As restated)	(As restated)
Current:
Federal	$15,190	$(999)	$14,891	$9,006
State	1,927	810	4,392	3,207
Foreign	19,323	22,740	17,960	16,078

Total current	36,440	22,551	37,243	28,291

Deferred:
Federal	331	9,356	992	3,714
State	328	299	340	591
Foreign	1,085	167	(564)	420

Total deferred provision	1,743	9,822	768	4,725

Total income tax expense	$38,183	$32,373	$38,011	$33,016

We calculate deferred tax assets and liabilities based on differences between financial reporting and tax bases of assets and liabilities, and measure them using the enacted tax rates and laws that we expect will be in effect when the differences reverse.

Significant components of our deferred tax assets and liabilities are as follows:

	September 30,
(in thousands)	2012	2011	2010	2009

		(As restated)	(As restated)	(As restated)
Deferred tax assets:
Accrued employee benefits	$9,153	$9,303	$9,112	$8,064
Long-term contracts and inventory valuation reductions	9,062	8,215	7,115	7,580
Allowances for loss contingencies	5,339	6,883	6,223	5,316
Deferred compensation	3,756	3,444	3,246	3,306
Book over tax depreciation	471	709	1,373	1,357
Adjustment to pension liability	17,886	15,226	12,925	11,716
California research and development credit carryforward	3,882	2,750	3,484	2,529
Net operating losses	10,909	2,424	1,457	638
Foreign currency mark-to-market	2,192	2,177	1,529	—
Other	395	2,199	513	5,419

Subtotal	63,045	53,330	46,977	45,925
Valuation allowance	(4,205)	(2,750)	(3,484)	(2,529)

Deferred tax assets	58,840	50,580	43,493	43,396

Deferred tax liabilities:
Amortization of goodwill and intangibles	8,608	12,344	1,964	4,839
Deferred revenue	25,277	14,408	1,761	414
Foreign currency mark-to-market	269	284	673	630
State taxes	146	—	3,421	60
Other	589	1,237	2,096	2,758

Deferred tax liabilities	34,889	28,273	9,915	8,701

Net deferred tax asset	$23,951	$22,307	$33,578	$34,695

As of September 30, 2012, we had $33.8 million of foreign operating loss carryforwards and $8.9 million of unused state tax credits that are not subject to expiration.

The reconciliation of income tax computed at the U.S. federal statutory tax rate to income tax expense is as follows:

	Years ended September 30,
(in thousands)	2012	2011	2010	2009

		(As restated)	(As restated)	(As restated)
Tax at U.S. statutory rate	$45,601	$40,697	$38,536	$33,656
State income taxes, net of federal tax effect	1,364	1,297	3,042	2,672
Nondeductible expenses	286	893	1,366	107
Change in reserve for uncertain tax positions	(2,909)	1,504	(832)	430
Tax effect from foreign dividend	2,773	—	—	3,063
Foreign earnings taxed at less than statutory rate	(7,153)	(6,415)	(2,548)	(3,760)
R&D credits generated in the current year	(906)	(2,696)	(491)	(3,395)
Reinstatement of federal research and development credit	—	(1,406)	—	—
Other	(873)	(1,501)	(1,062)	243

	$38,183	$32,373	$38,011	$33,016

We are subject to ongoing audits from various taxing authorities in the jurisdictions in which we do business. As of September 30, 2012, the tax years open under the statute of limitations in significant jurisdictions include 2007-2011 in the U.K., 2006-2011 in New Zealand and 2008-2011 in the U.S. We have effectively settled all tax matters with the IRS for fiscal years prior to and including fiscal year 2010. We believe we have adequately provided for uncertain tax issues we have not yet resolved with federal, state and foreign tax authorities. Although not more likely than not, the most adverse resolution of these issues could result in additional charges to earnings in future periods. Based upon a consideration of all relevant facts and circumstances, we do not believe the ultimate resolution of uncertain tax issues for all open tax periods will have a material adverse effect upon our financial condition or results of operations.

We have recorded liabilities for unrecognized tax benefits related to permanent and temporary tax adjustments as set forth below. The net changes in the liability were as follows:

	Years ended September 30,
(in thousands)	2012	2011	2010	2009

		(As restated)	(As restated)	(As restated)
Balance at October 1	$10,715	$8,958	$9,958	$8,881
Decrease related to tax positions in prior years:
Recognition of benefits from expiration of statutes	(1,227)	(1,172)	(1,747)	(1,555)
Recognition of benefits from settlement with tax authorities	(1,257)	—	—	(259)
Other	(585)	—	—	—
Tax positions related to the current year	409	2,452	778	3,142
Tax positions related to current year acquisitions	—	484	—	—
Currency translation adjustment	212	(7)	(31)	(251)

Balance at September 30	$8,267	$10,715	$8,958	$9,958

At September 30, 2012, the amount of unrecognized tax benefits from permanent tax adjustments that, if recognized, would affect the effective tax rate was $6.3 million. During the next 12 months, it is reasonably possible that resolution of reviews by taxing authorities, both domestic and international, could be reached with respect to approximately $4.5 million of the unrecognized tax benefits depending on the timing of examinations, expiration of statute of limitations, either because the Company's tax positions are sustained or because the Company agrees to their disallowance and pays the related income tax. The amount of net interest and penalties recognized as a component of income tax expense during 2012, 2011, 2010 and 2009 was not material. Interest and penalties accrued at September 30, 2012, 2011, 2010 and 2009 amounted to $3.1 million, $3.0 million, $2.3 million and $2.0 million, respectively, bringing the total liability for uncertain tax issues to $11.3 million, $13.7 million, $11.2 million and $11.9 million, respectively, as of September 30, 2012, 2011, 2010 and 2009 respectively.

We made income tax payments, net of refunds, totaling $25.4 million, $42.1 million, $30.0 million and $28.8 million in 2012, 2011, 2010 and 2009, respectively.

Income before income taxes includes the following components (in thousands):

	Years ended September 30,
	2012	2011	2010	2009

		(As restated)	(As restated)	(As restated)
United States	$38,428	$33,955	$59,984	$38,729
Foreign	91,859	82,322	50,121	57,432

Total	$130,287	$116,277	$110,105	$96,161

We evaluate our capital requirements in our foreign subsidiaries on an annual basis to determine what level of capital is needed for the long-term operations of the businesses. We provide U.S. taxes on the amount of capital that is determined to be in excess of the long-term requirements of the business and is, therefore, available for distribution. During 2012, we determined that 40 million New Zealand was excess capital in New Zealand and paid a dividend of that amount in 2012 to the U.S. parent company. Additional U.S. taxes provided on this dividend amounted to approximately $2.8 million in 2012.

Undistributed earnings of all our foreign subsidiaries amounted to approximately $272.2 million at September 30, 2012. We consider those earnings to be indefinitely reinvested and, accordingly, we have not provided for U.S. federal and state income taxes thereon and have determined that no amounts of undistributed earnings are available for distribution. Upon distribution of those earnings in the form of dividends or otherwise, we would be subject to both U.S. income taxes and withholding taxes payable to the foreign countries, but would also be able to offset unrecognized foreign tax credit carryforwards. It is not practicable for us to determine the total amount of unrecognized deferred U.S. income tax liability because of the complexities associated with its hypothetical calculation.